UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of earliest event reported): November 13, 2003
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                     InterDigital Communications Corporation
             (Exact name of registrant as specified in its charter)



Pennsylvania                    1-11152                          23-1882087
(State or other                (Commission File Number)        (IRS Employer
jurisdiction of                                            Identification No.)
incorporation)





781 Third Avenue, King of Prussia, PA                              19406-1409
  (Address of Principal Executive Offices)                         (Zip Code)


        Registrant's telephone number, including area code: 610-878-7800


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Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

               99.1         Press release dated November 13, 2003.

Item 12.      Results of Operations and Financial Condition.

On November 13, 2003, InterDigital Communications Corporation issued a press release announcing its results of operations and financial condition for the quarter ended September 30, 2003. A copy of this press release is attached hereto as Exhibit 99.1.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.




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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                   INTERDIGITAL COMMUNICATIONS CORPORATION

                   By: /s/ R. J. Fagan
                       ------------------------------------------
                       Richard J. Fagan
                       Executive Vice President and Chief Financial Officer



Dated:  November 13, 2003




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                                  EXHIBIT INDEX



Exhibit No.                                       Description
------------                                      ------------

     99.1                         Press release dated November 13, 2003